Company Contact:
                                          Bill Willett
                                          Programmer's Paradise(R), Inc.
                                          Chairman and Chief Executive Officer
                                          (732)-389-8950
                                           bill.willett@programmers.com


            PROGRAMMER'S PARADISE(R), INC. REPORTS 2004 THIRD QUARTER
                                FINANCIAL RESULTS

                             NET SALES INCREASE 46%
                           EARNINGS PER SHARE OF $.16

SHREWSBURY, NJ, October 28, 2004 - Programmer's Paradise(R), Inc. (NASDAQ: PROG) today reported financial results for the third quarter ended September 30, 2004. The results will be discussed in a conference call to be held on Friday, October 29, 2004 at 10:00 AM Eastern time. The dial-in telephone number is (703) 639-1179 and the pass code is "PROG".

Revenue for the quarter ended September 30, 2004 was $26.8 million compared with $18.4 million for the quarter ended September 30, 2003.

Bill Willett, Chairman and Chief Executive Officer, stated, "This increase in sales during the third quarter of 46% over the same period in 2003 is primarily the result of improved account executive productivity, an expanded account executive team and a favorable IT spending environment.

Earnings per share for the quarter were $ .16 compared with earnings per share of $ .09 for the same quarter in 2003. This 78% growth in earnings per share is primarily the result of our sales growth and continued focus on expense control.

Programmer's Paradise, Inc. is a marketer of technical software and hardware for microcomputers, servers and networks in the United States and Canada. Programmer's Paradise offers a wide variety of technical and general business application software, PC hardware and components from a broad range of publishers and manufacturers. Additional information can be found by visiting www.programmersparadise.com.

Contact Programmer's Paradise, Inc. via Bill Willett, CEO of Programmer's Paradise, Inc. at (732) 389-8950 or bill.willett@programmers.com.

The statements in this release concerning the Company's future prospects are forward-looking statements that involve certain risks and uncertainties. Such risks and uncertainties include the continued acceptance of the Company's distribution channel by vendors and customers, the timely availability and acceptance of new products, and contribution of key vendor relationships and support programs.

                                - Tables Follow -


                               PROGRAMMER'S PARADISE, INC. AND SUBSIDIARIES
                                  CONDENSED CONSOLIDATED BALANCE SHEETS
                                              (In thousands)
                                                                      September 30,         December 31,
                                                                           2004                 2003
                                                                           ----                 ----
                                                                       (Unaudited)            (Audited)
                                                   ASSETS
Current assets
  Cash and cash equivalents                                         $       4,785          $      5,878
  Marketable Securities                                                     7,022                 5,033
  Accounts receivable, net                                                 11,354                 7,634
  Inventory - finished goods                                                1,487                 1,119
  Prepaid expenses and other current assets                                   572                   333
                                                                    -------------          ------------
Total current assets                                                       25,220                19,997

Equipment and leasehold improvements, net                                     220                   292
Other assets                                                                  453                   200
                                                                    -------------          ------------
Total assets                                                        $      25,893          $     20,489
                                                                    =============          ============

                                    LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
  Accounts payable and accrued expenses                             $      13,711          $      8,919
  Dividend payable                                                            421                   375
                                                                    -------------          ------------
Total current liabilities                                                  14,132                 9,294

Commitments and contingencies

Stockholders' equity
  Common stock, $.01 par value; authorized, 10,000,000 shares;
     issued 5,284,500 shares                                                   53                    53
  Additional paid-in capital                                               32,874                34,099
  Treasury stock, at cost, 1,449,715 shares and 1,533,970 shares,
     respectively                                                          (4,214)               (4,490)
  Retained earnings                                                       (17,034)              (18,545)
  Accumulated other comprehensive income (loss)                                82                    78
                                                                    -------------          ------------
Total stockholders' equity                                                 11,761                11,195
                                                                    -------------          ------------
Total liabilities and stockholders' equity                          $      25,893          $     20,489
                                                                    =============          ============








                                           PROGRAMMER'S PARADISE, INC. AND SUBSIDIARIES
                             CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
                                                           (Unaudited)
                                              (In thousands, except per share data)
                                                                      Nine months ended                 Three months ended
                                                                        September 30,                      September 30,
                                                                        -------------                      -------------
                                                                    2004             2003              2004             2003
                                                                    ----             ----              ----             ----

Net sales                                                     $   72,560       $    49,604       $   26,788       $    18,355

Cost of sales                                                     63,677            43,199           23,574            16,061
                                                              ----------       -----------       ----------       -----------

Gross profit                                                       8,883             6,405            3,214             2,294

Selling, general and administrative expenses                       7,359             5,940            2,607             2,001
                                                              ----------       -----------       ----------       -----------

Income from operations                                             1,524               465              607               293

Interest income, net                                                  87                93               34                43

Realized foreign exchange gain/(loss)                                  4                71               32                (9)
                                                              ----------       -----------       ----------       -----------

Income before income tax provision                                 1,615               629              673               327

Provision (benefit) for income taxes                                 104                52               47                (6)
                                                              ----------       -----------       ----------       -----------

Net income                                                    $    1,511       $       577       $      626       $       333
                                                              ==========       ===========       ==========       ===========

Net income per common share - Basic                           $     0.40       $      0.16       $     0.16       $      0.09
                                                              ==========       ===========       ==========       ===========

Net income per common share - Diluted                         $     0.37       $      0.15       $     0.15       $      0.09
                                                              ==========       ===========       ==========       ===========


Weighted average common shares outstanding-Basic                   3,819             3,722            3,834              3,694
                                                              ==========       ===========       ==========       ===========

Weighted average common shares outstanding-Diluted                 4,071             3,816            4,189              3,788
                                                              ==========       ===========       ==========       ===========


Reconciliation to comprehensive income:
--------------------------------------

Net Income                                                    $    1,511       $       577       $      626       $       333
                                                              ----------       -----------       ----------       -----------

Other comprehensive income(loss), net of tax:
      Unrealized gain (loss) on marketable securities                (22)               16               14                 2
      Foreign currency translation adjustments                        26               200               76               (10)
                                                              ----------       -----------       ----------       -----------

Total comprehensive income                                    $    1,515       $       793       $      716       $       325
                                                              ==========       ===========       ==========       ===========
